Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Michael R. Stanfield, Executive Chairman and President (principal executive officer) of Intersections Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1.	The annual report on Form 10-K of the Company for the period ended December 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.
IN WITNESS WHEREOF, I have executed this Certification this 30th day of March, 2018.

By:	/s/ Michael R. Stanfield
Name:	Michael R. Stanfield
Title:	Executive Chairman and President
A signed original of this written statement required by Section 906 has been provided to Intersections Inc. and will be retained by Intersections Inc. and furnished to the Securities and Exchange Commission or its staff upon request.